Exhibit 10.41

FIRST AMENDMENT TO FORBEARANCE AGREEMENT
AND FOURTH AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Forbearance Agreement and Fourth Amendment to Credit Agreement (herein, the “Agreement”) is made as of this 25th day of August, 2008, by and among Smart Business Advisory and Consulting, LLC, a Delaware limited liability company (the “Borrower”), Smart Business Holdings, Inc., a Delaware corporation (the “Parent”), the direct and indirect subsidiaries of the borrower party to the Credit Agreement (hereinafter defined), as guarantors (the “Guarantors”), the banks and other financial institutions party to this Agreement, as lenders (the “Lenders”), and Bank of Montreal, as Administrative Agent for the Lenders (the “Administrative Agent”).

R E C I T A L S:

A.                   The Lenders currently extend credit to the Borrower on the terms and conditions set forth in that certain Credit Agreement dated as of May 15, 2007, as amended, by and among the Borrower, the Parent, the Guarantors from time to time party thereto, the Lenders, and the Administrative Agent (as amended, the “Credit Agreement”).

B.                     The Borrower, the Parent, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Forbearance Agreement dated as of June 30, 2008 (the “Forbearance Agreement”), pursuant to which, among other things, the Lenders agree to forbear from enforcing certain rights and remedies as a result of the Existing Defaults referred to therein.

C.                   The Borrower acknowledges that it has failed to comply with (i) Section 8.5(b) of the Credit Agreement due to the Parent’s failure to timely deliver its annual financial statements in accordance with such section for the fiscal year ended December 31, 2007 and, as a result of such failure, an Event of Default has occurred under Section 9.1(b) of the Credit Agreement (the “Reporting Default”) and (ii) Sections 8.22(a), 8.22(b) and 8.22(c) of the Credit Agreement as of December 31, 2007, March 31, 2008 and June 30, 2008 and, as a result of such non-compliance, an Event of Default has occurred under Section 9.1(b) of the Credit Agreement (the “Covenant Default”; and, together with the Reporting Default, the “Existing Defaults”).

D.                    The Lenders are not willing to waive the Existing Defaults.

E.                      The Borrower has requested that (i) the Scheduled Standstill Expiration Date set forth in the Forbearance Agreement be extended to September 23, 2008, and (ii) certain other amendments be made to the Forbearance Agreement and the Credit Agreement, and the Lenders are willing to do so on the terms, conditions, and provisions contained in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                        Incorporation of Recitals; Defined Terms.  The Borrower acknowledges that the Recitals set forth above are true and correct in all material respects.  The defined terms in the Recitals set forth above are hereby incorporated into this Agreement by reference.  All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Forbearance Agreement or Credit Agreement, as applicable.

2.                        Amounts Owing.  The Borrower acknowledges and agrees that the principal amount of Loans, Letters of Credit and Hedging Liability as of August 25, 2008, is $45,434,650 ($44,550,000 in Term Loans, $0 in Revolving Loans, $0 in Swing Loans, $0 in Letters of Credit and $884,650 in Hedging Liability), and such amount (together with interest and fees thereon) is justly and truly owing by the Borrower without defense, offset or counterclaim.

3.                        Acknowledgment of Default(s).  The Existing Defaults constitute Events of Default under the Credit Agreement.  The Borrower acknowledges that, as a result of the Existing Defaults, the Lenders are permitted and entitled under Sections 7.1 and 9.2 of the Credit Agreement to decline to provide further credit to the Borrower, to terminate the Commitments, to accelerate the Obligations, to enforce Liens granted under the Collateral Documents, and to exercise any other rights or remedies that may be available under the Loan Documents or under applicable law.  Except as set forth on Schedule 1 hereto, which Events of Default shall constitute Existing Defaults for all purposes of this Agreement, the Borrower represents to the Administrative Agent and Lenders that there are no Defaults or Events of Default other than the Existing Defaults.  Notwithstanding the foregoing, the inclusion of the events set forth on Schedule 1 as Existing Defaults for the purposes of this Agreement shall not be deemed a waiver or approval by the Lenders of such events or any Default or Event of Default arising therefrom.

4.                        Amendments to Forbearance Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 13 below, the Forbearance Agreement shall be amended as follows:

4.1.                              The term “Scheduled Standstill Expiration Date” as defined in the Forbearance Agreement shall be amended in its entirety to read as follows:

“Scheduled Standstill Expiration Date” means 5:00 p.m., Chicago time, on September 23, 2008.

4.2.                              Section 4 of the Forbearance Agreement shall be amended in its entirety and as so amended shall be restated as follows:

4.                                       Forbearance.  Unless and until a Standstill Termination occurs, the Lenders will not accelerate the Obligations or enforce any of the Liens granted under the Collateral Documents or, except as provided below, exercise any other rights or remedies available solely by reason of the Existing Defaults, including without limitation the imposition of increased pricing pursuant to Section 1.10 of the Credit Agreement and the making of a demand for payment under any Loan Document executed by any Guarantor.  Each Guarantor shall be a third party beneficiary of this provision of the Agreement.

5.                        Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 14 hereof, the defined term “Obligations” appearing in Section 5.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

“Obligations” means all obligations of the Borrower to pay principal and interest on the Loans and the Hedging Liability evidenced by that certain ISDA Master Agreement dated as of June 25, 2007 between the Borrower and Bank of Montreal, all Reimbursement Obligations owing under the Applications, all fees and charges payable hereunder, and all other payment obligations of the Borrower or any of its Subsidiaries arising under or in relation to any Loan Document, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.

6.                        Principal and Interest Payments.  The Borrower shall continue to pay all principal and interest on the Loans and Reimbursement Obligations on all Letters of Credit (if any) when due, including, without limitation, the Borrower shall continue to make all scheduled payments of principal on the Term Loans as and when due under the Credit Agreement.

7.                        Capital Contribution Agreement.  The parties hereto acknowledge and agree that the Required Lenders have directed the Administrative Agent to deliver a written request to Great Hill Equity Partners III, L.P. (the “Equity Sponsor”) directing the Equity Sponsor to make a cash equity contribution (the “Contribution”) to the Parent in accordance with the terms of that certain Capital Contribution Agreement dated as of October 23, 2007 (the “Capital Contribution Agreement”), among the Borrower, the Parent, the Equity Sponsor and the Administrative Agent.  The parties hereto acknowledge and agree that notwithstanding anything contained in the Credit Agreement, the Capital Contribution Agreement or any other Loan Document to the contrary, the Contribution may be made by the Equity Sponsor in the form of equity or Subordinated Debt convertible into equity and, any such Subordinated Debt shall be deemed permitted to exist under the terms of Section 8.7 of the Credit Agreement.  To the extent that the Contribution is made in the form of Subordinated Debt convertible into equity, any capital stock of the Parent deemed issued in consideration of such conversion shall not be deemed an equity issuance for purposes of Section 1.9(b)(ii) or 1.9(b)(iv) of the Credit Agreement.

By its execution hereof, the Parent acknowledges and agrees to immediately contribute the entire amount of the Contribution to the Borrower as required by the terms of the Capital Contribution Agreement.  Notwithstanding anything contained in the Credit Agreement (including any amendments thereto) or the other Loan Documents to the contrary, the Borrower shall deliver all proceeds of the Contribution to the Administrative Agent promptly upon its receipt of the same and the Administrative Agent shall deposit such proceeds into the Collateral Account to be held as security for, and for application by the Administrative Agent to the Obligations as directed by the Required Lenders.

In furtherance of the foregoing, the Parent confirms and agrees to take all actions necessary to convert any such Subordinated Debt into capital stock of the Parent in satisfaction and payment in full of the entire then outstanding principal amount of such Subordinated Debt on or prior to the earlier to occur of (i) September 10, 2008 and (ii) any such earlier date upon which the Administrative Agent acting at the direction of the Required Lenders requires such conversion by written notice to the Parent and the Equity Sponsor.

8.                          Additional Agreements.  The Borrower further agrees that:

(a)                             The Administrative Agent shall have the right to re-engage on behalf of the Lenders FTI Consulting, Inc., to evaluate the financial condition, operating performance, and business prospects of the Borrower and its Subsidiaries and to perform such other information gathering or evaluation acts as may be reasonably requested by the Administrative Agent or the Required Lenders, and the reasonable costs and expenses of such financial advisor shall be borne by the Borrower (without any agreement to cap such expenses) and constitute part of the Obligations.  The Borrower shall take reasonable steps to make available to such financial advisor and its representatives such information respecting the financial condition, operating performance, and business prospects of the Borrower and its Subsidiaries as may be reasonably requested and shall make its officers, employees, and requests its independent public accountants to be available with reasonable prior notice to discuss such information with such financial advisor and its representatives.

(b)                            Notwithstanding anything contained in the Credit Agreement to the contrary, during the period from and including the date hereof to and including the Scheduled Standstill Expiration Date, the Borrower shall not, nor shall it permit any of its Subsidiaries to, incur Capital Expenditures in an aggregate amount in excess of $100,000.

9.                          Additional Standstill Termination Events.  Any failure by the Borrower for any reason to comply with any term, condition or provision contained in this First Amendment to Forbearance Agreement shall be deemed an additional Standstill Termination for all purposes of the Forbearance Agreement.  Without limiting the foregoing, any failure by the Parent or the Equity Sponsor to comply with the terms and conditions of the Capital Contribution Agreement (as modified or amended by Section 7 hereof) and the terms of Section 7 of this Agreement shall constitute an additional Standstill Termination for all purposes of the Forbearance Agreement.

10.                            No Waiver and Reservation of Rights.  The Borrower acknowledges that the Lenders are not waiving the Existing Defaults, but are simply agreeing to forbear from exercising their rights with respect to the Existing Defaults to the extent expressly set forth in this Agreement.  Without limiting the generality of the foregoing, the Borrower acknowledges and agrees that immediately upon expiration of the Standstill Period, the Administrative Agent and the Lenders have all of their rights and remedies with respect to the Existing Defaults to the same extent, and with the same force and effect, as if the forbearance had not occurred.  The Borrower will not assert and hereby forever waives any right to assert that the Administrative Agent or the Lenders are obligated in any way to continue beyond the Standstill Period to forbear from enforcing their rights or remedies or that the Administrative Agent and the Lenders are not entitled to act on the Existing Defaults after the occurrence of a Standstill Termination as if such default had just occurred and the Standstill Period had never existed.  The Borrower acknowledges that the Lenders have made no representations as to what actions, if any, the Lenders will take after the Standstill Period or upon the occurrence of any Standstill Termination, a Default or Event of Default, and the Lenders and the Administrative Agent must and do hereby specifically reserve any and all rights, remedies, and claims they have (after giving effect hereto) with respect to the Existing Defaults and each other Default or Event of Default that may occur.

11.                            RELEASE.  FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF THE LENDERS IN THIS AGREEMENT, THE BORROWER HEREBY RELEASES THE ADMINISTRATIVE AGENT AND EACH LENDER, ITS CURRENT AND FORMER SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, AND PROFESSIONAL ADVISORS (COLLECTIVELY, THE “RELEASED PARTIES”) OF AND FROM ANY AND ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, LIABILITIES, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH THE BORROWER HAS OR EVER HAD AGAINST THE RELEASED PARTIES FROM THE BEGINNING OF THE WORLD TO THIS DATE, INCLUDING, WITHOUT LIMITATION, THOSE ARISING OUT OF THE EXISTING FINANCING ARRANGEMENTS BETWEEN THE BORROWER AND THE LENDERS, AND THE BORROWER FURTHER ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST THE RELEASED PARTIES, EACH OF WHICH THE BORROWER HEREBY EXPRESSLY WAIVES.

12.                            Loan Documents Remain Effective.  Except as expressly set forth in this Agreement, the Loan Documents and all of the obligations of the Borrower thereunder, the rights and benefits of the Administrative Agent and Lenders thereunder, and the Liens created thereby remain in full force and effect.  Without limiting the foregoing, the Borrower agrees to comply with all of the terms, conditions, and provisions of the Loan Documents except to the extent such compliance is irreconcilably inconsistent with the express provisions of this Agreement.  This Agreement and the Loan Documents are intended by the Lenders as a final expression of their agreement and are intended as a complete and exclusive statement of the terms and conditions of that agreement.

13.                            Fees and Expenses.  The Borrower hereby agrees to pay to the Administrative Agent, for ratable distribution to the Lenders in accordance with their respective outstanding Term Loans, a forbearance fee (the “Forbearance Fee”) of $30,000.  The Forbearance Fee shall be due and payable on the date hereof.  The Borrower shall also pay on demand all fees and expenses (including attorneys’ fees) incurred by the Administrative Agent and its counsel in connection with this Agreement and the other instruments and documents being executed and delivered in connection herewith, and all fees and expenses of counsel to the Administrative Agent with respect to the credit facilities subject to the Credit Agreement.

14.                            Conditions Precedent.  The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:  (a) the Borrower, the Administrative Agent, and the Required Lenders shall have executed and delivered this Agreement, and the Guarantors shall have executed and delivered their reaffirmation, acknowledgment, and consent in the space provided for that purpose below, (b) the Equity Sponsor shall have executed and delivered a Debt Subordination Agreement in form and substance acceptable to the Required Lenders and (c) the Borrower shall have made payment of the Forbearance Fee and current legal fees and expenses referred to in Section 14 above.

15.                            Miscellaneous.  By its acceptance hereof, the Borrower hereby represents that it has the necessary power and authority to execute, deliver, and perform the undertakings contained herein, and that this Agreement constitutes the valid and binding obligation of the Borrower enforceable against it in accordance with its terms.  Any provision of this Agreement held invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provision hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties hereto hereby acknowledge and agree that this Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.  Unless otherwise expressly stated herein, the provisions of this Agreement shall survive the termination of the Standstill Period.  This Agreement may be executed in counterparts and by different parties on separate counterpart signature pages, each of which constitutes an original and all of which taken together constitute one and the same instrument.  Delivery of executed counterparts of this Agreement by telecopy shall be effective as an original.  This Agreement shall be governed by Illinois law and shall be governed and interpreted on the same basis as the Credit Agreement.

[SIGNATURE PAGES TO FOLLOW]

This First Amendment to Forbearance Agreement and Fourth Amendment to Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

SMART BUSINESS ADVISORY AND CONSULTING, LLC

By
Name
Title

Accepted and agreed to.

BANK OF MONTREAL, as L/C Issuer, and as Administrative Agent

By
Name
Title

BMO CAPITAL MARKETS FINANCING, INC., as a Lender and as Swing Line Lender

By
Name
Title

BANK OF MONTREAL, as a Lender

By
Name
Title

MC FUNDING LTD.

	By:	Monroe Capital Management LLC,
as Collateral Manager

By:
Name:
Title:

MC FUNDING 2007-1 LTD.

	By:	Monroe Capital Management LLC,
as Collateral Manager

By:
Name:
Title:

GARRISON FUNDING 2008-1 LTD.

By:
Name:
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC,
as Investment Advisor

By:
Name:
Title:

BABSON MD-MARKET CLO LTD. 2007-II

By:	Babson Capital Management LLC,
as Collateral Manager

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By
Name
Title

By
Name
Title

SARGAS CLO I LTD.

By:	Sargas Asset Management, LLC, its
Portfolio Manager

By
Name
Title

CS ADVISORS CLO II LTD.

By:	CapitalSource Advisors LLC,
as Portfolio Manager and attorney-in-fact

By
Name
Title

CS ADVISORS CLO III LTD.

By:	CapitalSource Advisors LLC,
as Portfolio Manager and attorney-in-fact

By
Name
Title

COLTS 2005-2 LTD, AS LENDER

By:	Structured Asset Investors, LLC
as Collateral Manager

By
Name
Title

COLTS 2007-1 LTD, AS LENDER

By:	Structured Asset Investors, LLC
as Collateral Manager

By
Name
Title

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF GUARANTORS

Each of the undersigned heretofore executed and delivered to the Administrative Agent and the Lenders one or more Loan Documents in support of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability referred to above.  Each of the undersigned acknowledges and consents to the Agreement set forth above and agrees to be bound thereby (and, without limiting the foregoing, each of the undersigned further agrees that the undersigned shall be bound by Sections 1, 2, 3, 7, 9, 10 and 11 above as if all references in such Sections to the Borrower were references to the Borrower and the undersigned) and confirms that the Loan Documents executed by it, and all of the obligations of the undersigned thereunder, remain in full force and effect.  Each of the undersigned further agrees that the consent of the undersigned to any amendment or modification to the Agreement or any of the Loan Documents referred to therein shall not be required as a result of this consent having been obtained.  Each of the undersigned acknowledges that the Administrative Agent and the Lenders are relying on the assurances provided herein in entering into the Agreement set forth above and maintaining credit outstanding to the Borrowers.

SMART BUSINESS HOLDINGS, INC.

By
Name
Title

SCHEDULE 1

The repayment of a Parent Subordinated Note for approximately $25,000.

The repayment of a Parent Subordinated Note for approximately $13,500 and the repurchase by the Parent of capital stock of the Parent for approximately $66,500.

The repurchase by the Parent of $500,000 of capital stock of the Parent previously held by terminated Managing Directors in April of 2008 from SBAC, LLC (“SBAC”).  SBAC initially acquired the capital stock of the Parent from departing Managing Directors upon their departure for administrative purposes as opposed to the Parent directly repurchasing the capital stock of the Parent at such time.

The settlement of litigation currently in process related to the non-compete agreements of individuals hired by the Borrower that is currently being negotiated.  The Borrower will pay approximately $1.5 million to settle the suit.

The failure of the Parent to timely file and pay franchise tax for 2007 in the state of Delaware.  The Parent has since filed and paid the franchise tax and the minor interest and penalties.

The divesture of the Borrower’s Baltimore Private Client practice for approximately $1.3 million that is currently being negotiated.

The Borrower has not transferred its operating cash accounts to the Agent pursuant to Section 8.23 of the Credit Agreement.  Additionally, deposit account control agreements were not executed until March of 2008.

Commencing with the calendar month ended June 30, 2008, the monthly financial reports provided by the Borrower pursuant to Section 8.5(a) of the Credit Agreement will be compared against the revised business plan dated August 12, 2008 for purposes of Section 8.5(a)(ii).